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                                                                    EXHIBIT 10.8
                                                                    ------------

              GREATER ATLANTA COMMERCIAL BOARD OF REALTORS, INC.
                          COMMERCIAL LEASE AGREEMENT
                                   May 1994

     THIS LEASE is made by and among Digital Communications Associates, Inc., (hereinafter called "Landlord"), and Softsense Computer Products, Inc. (hereinafter celled ("Tenant"), and Bryant & Associates, Inc. (hereinafter called "Broker").

                                  WITNESSETH:
PREMISES

     1. Landlord, for and in consideration of the rents, covenants, agreements, and stipulations hereinafter mentioned, provided for and contained herein to be paid, kept and performed by Tenant, leases and rents unto Tenant, and Tenant hereby leases and takes upon the terms and conditions which hereinafter appear, the following described property (hereinafter called the "Premises"), to wit: See Exhibit "B" and being known as Building B, 1000 Alderman Drive, Alpharetta, GA 30202. No easement for light or air is included in the Premises, comprised of 25,000 +/- square feet.

TERM

     2. The Tenant shall have and hold the Premises for a term of five (5) years beginning on the 1 day of February, 1995, and ending on the 31 day of January, 2000, at midnight, unless sooner terminated as hereinafter provided.

RENTAL

     3. Tenant agrees to pay to Landlord at the address of Landlord as stated in this Lease, without demand, deduction or setoff, an annual rental of $181,250.00 payable in equal monthly installments of $15,104.17 in advance on the first day of each calendar month during the term hereof. Upon execution of this Lease, Tenant shall pay to Landlord the first full month's rent due hereunder. Rental for any period during the term hereof which is for less than one month shall be a prorated portion of the monthly rental due.

LATE CHARGES

     4. If Landlord fails to receive all or any portion of a rent payment within ten (l0) days after it becomes due, Tenant shall pay Landlord, as additional rental, a late charge equal to ten percent (10%) of the overdue amount. The parties agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of such late payment.

SECURITY DEPOSIT

     5. Tenant shall deposit with Landlord upon execution of this Lease one month's rent $15,104.17 as a security deposit which shall be held by Landlord, without liability to Tenant for any interest thereon, as security for the full and faithful performance by Tenant of each and every term, covenant and condition of this Lease of Tenant. If any of the rents or other charges or sums payable by Tenant to Landlord shall be overdue and unpaid or should Landlord make payments on behalf of Tenant, or should Tenant fail to perform any of the terms of this Lease, then Landlord may, at its option, appropriate and apply the security deposit, or so much thereof as may be necessary to compensate Landlord toward the payment of the rents, charges or other sums due from Tenant, or towards any loss, damage or expense sustained by Landlord resulting from such default on the part of Tenant; and in such event Tenant shall upon demand restore the security deposit to the original sum deposited. In the event Tenant furnishes Landlord with proof that all utility bills have been paid through the date of Lease termination, and performs all of Tenant's other obligations under this Lease, the security deposit shall be returned in full to Tenant within thirty (30) days after the date of the expiration or sooner termination of the term of this Lease and the surrender of the Premises by Tenant in compliance with the provisions of this Lease.
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UTILITY BILLS

     6. Tenant shall pay all charges for garbage collection or other sanitary services.

COMMON AREA COSTS; RULES AND REGULATIONS

     7. The Rules and Regulations attached hereto are made a part of this Lease. Tenant agrees to perform and abide by those Rules and Regulations and such other Rules and Regulations as may be made from time to time by Landlord, and the Windward Business Center.

USE OF PREMISES

     8. The Premises shall be used for light assembly, distribution and general office purposes only and no other. The Premises shall not be used for any illegal purposes, nor in any manner to create any nuisance or trespass, nor in any manner to vitiate the insurance or increase the rate of insurance on the Premises.

ABANDONMENT OF THE PREMISES

     9. Tenant agrees not to abandon or vacate the Premises during the term of this Lease and agrees to use the Premises for the purposes herein leased until the expiration hereof.

TAX AND INSURANCE ESCALATION

     10. Tenant shall pay upon demand by Landlord as additional rental during the term of this Lease, and any extension of renewal thereof, the amount by which all taxes (including but not limited to, ad valorem taxes, special assessments and any other governmental charges) on the Premises for each tax year exceed all taxes on the Premises for the tax year 1995. In the event the Premises are less than the entire property assessed for such taxes for any such tax year, then the tax for any such year applicable to the Premises shall be determined by proration on the basis that the rentable floor area of the Premises bears to the rentable floor area of the entire property assessed. If the final year of the Lease term fails to coincide with the tax year, then any excess for the tax year during which the term ends shall be reduced by the pro rata part of such tax year beyond the Lease term. If such taxes for the year in which the Lease terminates are not ascertainable before payment of the last month's rental, then the amount of such taxes assessed against the Property for the previous tax year shall be used as a basis for determining the pro rata share, if any, to be paid by Tenant for that portion of the last Lease year. Tenant shall further pay, upon demand, its pro rata share of the excess cost of fire and extended coverage insurance including any and all public liability insurance on the building over the cost for the first year of the Lease term for each subsequent year during the term of this Lease. Tenant's pro rata portion of increased taxes or share of excess cost of fire and extended coverage and liability insurance, as provided herein, shall be payable within fifteen (15) days after receipt of notice from Landlord as to the amount due.

INDEMNITY; INSURANCE

     11. Tenant agrees to and hereby does indemnify and save Landlord harmless against all claims for damages to persons or property by reason of Tenant's use or occupancy of the Premises, and all expenses incurred by Landlord because thereof, including attorney's fees and court costs. Supplementing the foregoing and in addition thereto, Tenant shall during the term of this Lease and any extension or renewal thereof, and at Tenant's expense, maintain in full force and effect comprehensive general liability insurance with limits of $500,000.00 per person and $l,000,000.00 per incident, and property damage limits of $100,000.00, which insurance shall contain a special endorsement recognizing and insuring any liability accruing to Tenant under the first sentence of this paragraph 11, and naming Landlord as additional insured. Tenant shall provide evidence of such insurance to Landlord prior to the commencement of the term of this Lease. Landlord and Tenant each hereby release and relieve the other, and waive its right of recovery, for loss or damage arising out of or incident to the perils insured against which perils occur in, on or about the Premises, whether due to the negligence of Landlord or Tenant or their Brokers, employees, contractors and/or invitees, to the extent that such loss or damage is within the policy limits of said comprehensive general liability insurance. Landlord and Tenant shall, upon obtaining the policies of insurance required, give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

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REPAIRS BY LANDLORD

     12. Landlord agrees to keep in good repair the roof, foundations and exterior walls of the Premises (exclusive of all glass and exclusive of all exterior doors) and underground utility and sewer pipes outside the exterior walls of the building, except repairs rendered necessary by the negligence or intentional wrongful acts of Tenant, its brokers, employees or invitees. If the Premises are part of a larger building or group of buildings, then to the extent that the grounds are common areas, Landlord shall maintain the grounds surrounding the building, including paving, the mowing of grass, care of shrubs and general landscaping. Tenant shall promptly report in writing to Landlord any defective condition known to it such Landlord is required to repair and failure so to report such conditions shall make Tenant responsible to Landlord for any liability incurred by Landlord by reason of such conditions.

REPAIRS BY TENANT

     13. Tenant accepts the Premises in their present condition and as suited for the uses intended by Tenant. Tenant shall, throughout the trial term of this Lease, and any extension or renewal thereof, at its expense, maintain in good order and repair the Premises, including the building, heating and air conditioning equipment (including but not limited to replacement of parts, compressors, air handling units and heating units) and other improvements located thereon, except those repairs expressly required to be made by Landlord hereunder. Unless the grounds are common areas of a building(s) larger than the Premises, Tenant further agrees to care for the grounds around the building, including paving, the mowing of grass, care of shrubs and general landscaping. Tenant agrees to return the Premises to Landlord at the expiration, or prior to termination of this lease, in as good condition and repair as when first received, natural wear and tear, damage by storm, fire, lightning, earthquake or other casualty one excepted.

ALTERATIONS

     14. Tenant shall not make any alterations, additions, or improvements to the Premises without Landlord's prior written consent. Tenant shall promptly remove any alterations, additions, or improvements constructed in violation of this Paragraph 14 upon Landlord's written request. All approved alterations, additions, and improvements will be accomplished in a good and workmanlike manner, in conformity with all applicable laws and regulations, and by a contractor approved by Landlord, free of any liens or encumbrances. Landlord may require Tenant to remove any alterations, additions or improvements (whether or not made with Landlord's consent) at the termination of this Lease and to restore the Premises to its prior condition, all at Tenant's expense. All alterations, additions and improvements which Landlord has not required Tenant to remove shall become Landlord's property and shall be surrendered to Landlord upon the termination of this Lease, except that Tenant may remove any of Tenant's machinery or equipment which can be removed without material damage to the Premises. Tenant shall repair, at Tenant's expense, any damage to the Premises caused by the removal of any such machinery or equipment.

REMOVAL OF FIXTURES

     15. Tenant may (if not in default hereunder) prior to the expiration of this Lease, or any extension or renewal thereof, remove all fixtures and equipment which it has placed in the Premises, provided Tenant repairs all damage to the Premises caused by such removal.

DESTRUCTION OF OR DAMAGE TO PREMISES

     16. If the Premises are totally destroyed by storm, fire, lightning, earthquake or other casualty, this Lease shall terminate as of the date of such destruction and rental shall be accounted for as between Landlord and Tenant as of that date. If the Premises are damaged but not wholly destroyed by any such casualties, rental shall abate in such proportion as use of the Premises has been destroyed and Landlord shall restore the Premises to substantially the same condition as before damage as speedily as is practicable, whereupon full rental shall recommence.

GOVERNMENTAL ORDERS

     17. Tenant agrees, at its own expense, to comply promptly with all requirements of any legally constituted public authority made necessary by reason of Tenant's occupancy of the Premises. Landlord agrees to comply promptly with any such requirements if not made necessary by reason of Tenant's occupancy. It is mutually agreed, however, between Landlord and Tenant, that if in order to comply with such requirements, the cost to Landlord or Tenant, as the

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case may be, shall exceed a sum equal to one year's rent, then Landlord or
Tenant who is obligated to comply with such requirements may terminate this Lease by giving written notice of termination to the other party by certified mail, which termination shall become effective sixty (60) days after receipt of such notice and which notice shall eliminate the necessity of compliance with such requirements by giving such notice unless the party giving such notice of termination shall, before termination becomes effective, pay to the party giving notice all cost of compliance in excess of one year's rent, or secure payment of said sum in manner satisfactory to the party giving notice.

CONDEMNATION

     18. If the whole of the Premises. or such portion thereof as will make the Premises unusable for the purposes herein leased, are condemned by any legally constituted authority for any public use or purposes, then in either of said events the term hereby granted shall cease from the date when possession thereof is taken by public authorities, and rental shall be accounted for as between Landlord and Tenant as of said date. Such termination, however, shall be without prejudice to the rights of either Landlord or Tenant to recover compensation and damage caused by condemnation from the condemnor. It is further understood and agreed that neither the Tenant nor Landlord shall have any rights in any award made by the other by any condemnation authority notwithstanding the termination of the Lease as herein provided. Broker may become a party to the condemnation proceeding for the purpose of enforcing his rights under this paragraph.

ASSIGNMENT AND SUBLETTING

     19. Tenant shall not, without the prior written consent of Landlord, which shall not be unreasonably withheld, assign this Lease or any interest hereunder, or sublet the Premises or any part thereof, or permit the use of the Premises by any party other than the Tenant. Consent to any assignment or sublease shall not impair this provision and all later assignments or subleases shall be made likewise only on the prior written consent of Landlord. The assignee of Tenant, at the option of Landlord, shall become liable to Landlord for all obligations of Tenant hereunder, but no sublease or assignment by Tenant shall relieve Tenant of any liability hereunder.

EVENTS OF DEFAULT

     20. The happening of any one or more of the following events (hereinafter any one of which may be referred to as an "Event of Default") during the term of this Lease, or any renewal or extension thereof, shall constitute a breach of this Lease on the part of the Tenant: (A) Tenant fails pay the rental as provided for herein; (B) Tenant abandons or vacates the Premises; (C) Tenant fails to comply with or abide by and perform any other obligation imposed upon Tenant under this Lease; (D) Tenant is adjudicated bankrupt; (E) a permanent receiver is appointed for Tenant's property and such receiver is not removed within sixty (60) days after written notice from Landlord to Tenant to obtain such removal; (F) Tenant either voluntarily or involuntarily, takes advantage of any debt or relief proceedings under the present or future law, whereby the rent or any part thereof is, or is proposed to be reduced or payment thereof deferred; (G) Tenant makes an assignment for benefit of creditors; or (H) Tenant's effects are levied upon or attached under process against Tenant, which is not satisfied or dissolved within thirty (30) days after written notice from Landlord to Tenant to obtain satisfaction thereof.

REMEDIES UPON DEFAULT

     21. Upon the occurrence of an Event of Default, Landlord, in addition to any and all other rights or remedies it may have at law or in equity, shall have the option of pursuing any one or more of the following remedies:

     (A) Landlord may terminate this Lease by giving notice of termination, in which event this Lease shall expire and terminate on the date specified in such notice of termination, with the same force and effect as though the date so specified were the date herein originally fixed as the termination date of the term of this Lease, and all rights of Tenant under this Lease and in and to the Premises shall expire and terminate, and Tenant shall remain liable for all obligations under this Lease arising up to the date of such termination and Tenant shall surrender the Premises to Landlord on the date specified in such notice;

     (B) Landlord may terminate this Lease as provided in paragraph 21(A) hereof and recover from Tenant all damages Landlord may incur by reason of Tenant's default, including, without limitation, a sum which, at the date of such termination, represents the then value of the excess, if any, of (i) the monthly rental and additional rent for the

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period commencing with the day following the date of such termination and ending with the date hereinbefore set for the expiration of the full term hereby granted, or (ii) the aggregate reasonable rental value of the Premises (less reasonable brokerage commissions, attorneys' fees and other costs relating to the reletting of the Premises) for the same period, all of which excess sum shall be deemed immediately due and payable;

     (C) Landlord may, without terminating this Lease, declare immediately due and payable all monthly rental and additional rent due and coming due under this Lease for the entire remaining term hereof, together with all other amounts previously due, at once; provided, however, that such payment shall not be deemed a penalty or liquidated damages but shall merely constitute payment in advance of rent for the remainder of said term; upon making such payment, Tenant shall be entitled to receive from Landlord all rents received by Landlord from other assignees, tenants and subtenants on account of the Premises during the term of this Lease, provided that the monies to which Tenant shall so become entitled shall in no event exceed the entire amount actually paid by Tenant to Landlord pursuant to this clause (C) less all costs, expenses and attorneys' fees of Landlord incurred in connection with the reletting of the Premises; or

     (D) Landlord may, from time to time without terminating this Lease, and without releasing Tenant in whole or in part from Tenant's obligation to pay monthly rental and additional rent and perform all of the covenants, conditions and agreements to be performed by Tenant as provided in this Lease, make such alterations and repairs as may be necessary in order to relet the Premises, and, after making such alterations and repairs, Landlord may, but shall not be obligated to, relet the Premises or any part thereof for such term or terms (which may be for a term extending beyond the term of this Lease) at such rental or rentals and upon such other terms and conditions as Landlord in its sole discretion may deem advisable or acceptable; upon each reletting, all rentals received by Landlord from such reletting shall be applied first, to the payment of any indebtedness other than rent due hereunder from Tenant to Landlord, second, to the payment of any costs and expenses of such reletting, including brokerage fees and attorneys' fees, and of costs of such alterations and repairs, third, to the payment of the monthly rental and additional rent due and unpaid hereunder, and the residue, if any, shall be held by Landlord and applied against payments of future monthly rental and additional rent as the same may become due and payable hereunder; in no event shall Tenant be entitled to any excess rental received by Landlord over and above charges that Tenant is obligated to pay hereunder, including monthly rental and additional rent; if such rental received from such reletting during any month are less than those to be paid during the month by Tenant hereunder, including monthly rental and additional rent, Tenant shall pay any such deficiency to Landlord, which deficiency shall be calculated and paid monthly; Tenant shall also pay Landlord as soon as ascertained and upon demand all costs and expenses incurred by landlord in connection with such reletting and in making any alterations and repairs which are not covered by the rentals received from such reletting; notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach.

     Tenant acknowledges that the Premises are to be used for commercial purposes, and Tenant expressly waives the protections and rights set forth in Official Code of Georgia Annotated Section 44-7-52.

EXTERIOR SIGNS

     22. Tenant shall place no signs upon the outside walls or roof of the Premises except with the written consent of the Landlord. Any and all signs placed on the Premises by Tenant shall be maintained in compliance with governmental rules and regulations governing such signs, as well as Windward Business Center rules and regulations, and Tenant shall be responsible to Landlord for any damage caused by installation, use or maintenance of said signs, and all damage incident to such removal.

LANDLORD'S ENTRY OF PREMISES

     23. Landlord may card the Premises "For Rent" or "For Sale" ninety (90) days before the termination of this Lease. Landlord may enter the Premises at reasonable hours to exhibit the Premises to prospective purchasers or tenants, to inspect the Premises to see that Tenant is complying with all of its obligations hereunder, and to make repairs required of Landlord under the terms hereof or to make repairs to Landlord's adjoining property, if any.

EFFECT OF TERMINATION OF LEASE

     24. No termination of this Lease prior to the normal ending thereof, by lapse of time or otherwise, shall affect Landlord's right to collect rent for the period prior to termination thereof.

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SUBORDINATION

     25. At the option of Landlord, Tenant agrees that this Lease shall remain subject and subordinate to all present and future mortgages, deeds to secure debt or other security instruments (the "Security Deeds") affecting the Building or the Premises, and Tenant shall promptly execute and deliver to Landlord such certificate or certificates in writing as Landlord may request, showing the subordination of the Lease to such Security Deeds, and in default of Tenant so doing, Landlord shall be and is hereby authorized and empowered to execute such certificate in the name of and as the act and deed of Tenant, this authority being hereby declared to be coupled with an interest and to be irrevocable. Tenant shall upon request from Landlord at any time and from time to time execute, acknowledge and deliver to Landlord a written statement certifying as follows: (A) that this Lease is unmodified and in full force and effect (or if there has been modification thereof, that the same is in full force and effect as modified and stating the nature thereof); (B) that to the best of its knowledge there are no uncured defaults on the part of Landlord (or if any such default exists, the specific nature and extent thereof); (C) the date to which any rent and other charges have been paid in advance, if any; and (D) such other matters as Landlord may reasonably request. Tenant irrevocably appoints Landlord as its attorney-in-fact, coupled with an interest, to execute and deliver, for and in the name of Tenant, any document or instrument provided for in this paragraph.

QUIET ENJOYMENT

     26. So long as Tenant observes and performs the covenants and agreements contained herein, it shall at all times during the Lease term peacefully and quietly have and enjoy possession of the Premises, but always subject to the terms hereof.

NO ESTATE IN LAND

     27. This Lease shall create the relationship of Landlord and Tenant between the parties hereto. No estate shall pass out of Landlord. Tenant has only a usufruct not subject to levy and sale, and not assignable by Tenant except by Landlord's consent.

HOLDING OVER

     28. If Tenant remains in possession of the Premises after expiration of the term hereof, with Landlord's acquiescence and without any express agreement of the parties, Tenant shall be a tenant at will at the rental rate which is in effect at end of this Lease and there shall be no renewal of this Lease by operation of law. If Tenant remains in possession of the Premises after expiration of the term hereof without Landlord's acquiescence, Tenant shall be a tenant at sufferance and commencing on the date following the date of such expiration, the monthly rental payable under Paragraph 3 above shall for each month, or fraction thereof during which Tenant so remains in possession of the Premises, be twice the monthly rental otherwise payable under Paragraph 3 above.

ATTORNEY'S FEES

     29. In the event that any action or proceeding is brought to enforce any term, covenant or condition of this Lease on the part of Landlord or Tenant, the prevailing party in such litigation shall be entitled to recover reasonable attorney's fees to be fixed by the court in such action or proceeding, in an amount at least equal to fifteen percent of any damages due from the non-prevailing party. Furthermore, Landlord and Tenant agree to pay the attorney's fees and expenses of (A) the other party to this Lease (either Landlord or Tenant) if it is made a party to litigation because of its being a party to this Lease and when it has not engaged in any wrongful conduct itself, and (B) Broker if Broker is made a party to litigation because of its being a party to this Lease and when Broker has not engaged in any wrongful conduct itself.

RIGHTS CUMULATIVE

     30. All rights, powers and privileges conferred hereunder upon parties hereto shall be cumulative and not restrictive of those given by law.

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WAIVER OF RIGHTS

     31. No failure of Landlord to exercise any power given Landlord hereunder or to insist upon strict compliances by Tenant of its obligations hereunder and no custom or practice of the parties at variance with the terms hereof shall constitute a waiver of Landlord's right to demand exact compliance with the terms hereof.

AGENCY DISCLOSURE

     32. Landlord and Tenant hereby acknowledge that Broker has acted as an agent for both parties in this transaction and will be paid a real estate commission by Landlord.

BROKER'S COMMISSION

     33. Broker has rendered valuable service by assisting in the creation of the landlord-tenant relationship hereunder. The commission to be paid in conjunction with the creation of the relationship by this Lease has been negotiated between Landlord and Broker and Landlord hereby agrees to pay Broker as compensation for Broker's services in procuring this Lease and creating the aforesaid landlord-tenant relationship pursuant to a separate commission agreement.

LIMITATION OF BROKER'S SERVICES AND DISCLAIMER

     34. Broker is a party to this Lease for the purpose of enforcing its rights under Paragraph 33 above. Tenant must look solely to Landlord in regards to all covenants, agreements and warranties herein contained, and Broker shall never be liable to Tenant in regard to any matter which may be by virtue of this Lease. It is understood and agreed that the commissions payable to Broker under Paragraph 33 above are compensation solely for Broker's services in assisting in the creation of the landlord-tenant relationship hereunder; accordingly, Broker is not obligated hereunder on account of payment of such commissions to furnish any management services for the Premises. Landlord and Tenant acknowledge that the Greater Atlanta Commercial Board of REALTORS, Inc. has furnished this Commercial Lease Agreement form to its members as a service and that it makes no representation or warranty as to the enforceability of this Commercial Lease Agreement form.

PURCHASE OF PROPERTY BY TENANT

     35. In the event that Tenant and/or its subsidiaries or affiliates acquires title to the Premises or any part thereof, or any premises as an expansion of, addition to or substitution for the Premises at any time during the term of this Lease, or any renewals thereof, or within six (6) months after the expiration of the term hereof or the extended term hereof, Landlord shall pay Broker a commission on the sale of the Premises in lieu of any further commission which otherwise would have been due under this Lease. Such commission, as negotiated between the parties, shall be two (2) percent (2%) of the gross sales price, payable in full at closing.

ENVIRONMENTAL LAWS

     36. Landlord represents to the best of its knowledge and belief, (A) the Premises are in compliance with all applicable environmental laws, and (B) there are not excessive levels (as defined by the Environmental Protection Agency) of radon, toxic waste or hazardous substances on the Premises. Tenant represents and warrants that Tenant shall comply with all applicable environmental laws and that Tenant shall not permit any of his employees, brokers, contractors or subcontractors, or any person present on the Premises to generate, manufacture, store, dispose or release on, about or under the Premises any toxic waste or hazardous substances which would result in the Premises not complying with any applicable environmental laws. Tenant agrees to provide Landlord a list of hazardous substances used by Tenants to conduct its business. Tenant agrees to notify Landlord of changes to such list in the future conduct of business. The hazardous substances list is made part of this agreement and is shown as
Attachment (   ).

TIME OF ESSENCE

     37.  Time is of the essence of this Lease.

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

DEFINITIONS

     38. "Landlord" as used in this Lease shall include the undersigned, its heirs, representatives, assigns and successors in title to the Premises, "Tenant" shall include the undersigned and its heirs, representatives, assigns and successors, and if this Lease shall be validly assigned or sublet, it shall include also Tenant's assignees or subtenants as to the Premises covered by such assignment or sublease. "Broker" shall include the undersigned, its successors, assigns, heirs and representatives. "Landlord", "Tenant" and "Broker" include male and female, singular and plural, corporation, partnership or individual, as may fit the particular parties.

NOTICES

     39. All notices required or permitted under this Lease shall be in writing and shall be personally delivered or sent by U.S. Certified Mail, return receipt requested, postage prepaid. Broker shall be copied with all required or permitted notices. Notices to Tenant shall be delivered or sent to the address shown below, except that upon Tenant's taking possession of the Premises, then the Premises shall be Tenant's address for notice purposes. Notices to Landlord and Broker shall be delivered or sent to the addresses hereinafter stated, to wit:

     Landlord:DCA Attention: Bill Pritts - 1000 Alderman Dr. - Alpharetta, GA 30202

     Tenant: Softsense Computer Products, Inc. - Attn: Legal Services Division
                         1155 Hammond Drive, Suite E-S200, Atlanta, GA 30328

     Broker:Bryant & Associates - 3350 Peachtree Road, Suite 1250, Atlanta, GA 30326

All notices shall be effective upon delivery. Any party may change his notice address upon written notice to the other parties.

ENTIRE AGREEMENT

     40. This Lease contains the entire agreement of the parties hereto, and no representations, inducements, promises or agreements, oral or otherwise, between the parties, not embodied herein, shall be of any force or effect. No subsequent alteration, amendment, change or addition to this Lease, except as to changes or additions to the Rules and Regulations described in paragraph 7, shall be binding upon Landlord or Tenant unless reduced to writing and signed by Landlord and Tenant.

SPECIAL STIPULATIONS

     41. Any special stipulations are set forth in the attached Exhibit A. Insofar as said Special Stipulations conflict with any of the foregoing provisions, said Special Stipulations shall control.



Tenant acknowledges that Tenant has read and understands the terms of this Lease and has received a copy of it.

IN WITNESS WHEREOF, the parties herein have hereunto set their hands and seals, in triplicate.

                                LANDLORD:


                                /s/    W.E. Putta                        (SEAL)
                                -----------------------------------------

                                _________________________________________(SEAL)

                                Date and time executed by Landlord:   12/19/94
                                                                   -------------

                                TENANT:


                                /s/    Thomas J. Barrella                 (SEAL)
                                ------------------------------------------

                                __________________________________________(SEAL)

                                Date and time executed by Tenant:   12/19/94
                                                                 --------------


                                BROKER:


                                /s/     Jeff Pugh                         (SEAL)
                                ------------------------------------------

                                __________________________________________(SEAL)

                                Date and time executed by Broker:   12/19/94
                                                                 --------------

                                   EXHIBIT A
                             SPECIAL STIPULATIONS

     1.   TENANT'S AND LANDLORD'S RIGHT OF EARLY TERMINATION.  Either Landlord
          --------------------------------------------------
or Tenant reserves the right to terminate this lease upon the following terms and conditions: (a) If Tenant is unable to secure expansion space of at least 25,000 SF in the second or third anniversary then Tenant, at its option, may elect to cancel this lease by written notice with no further liability or penalty to Tenant; (b) Should Tenant, by written notice to Landlord, elect to cancel this Lease at the end of the second anniversary of this Lease. Upon cancellation of the Lease, Tenant will reimburse Landlord for all remaining unamortized leasehold allowances as provided by Landlord one (1) month's security deposit, plus any outstanding commissions due to broker based upon the cancelable portion of the Lease; (c) Should Landlord elect to recapture Tenant's lease space, by written notice, Tenant shall have no further liability to Landlord. All written notices of Lease cancellation or expansion options shall be no less than nine (9) months prior to date of cancellation, delivery by certified mail with return receipt requested.

     2.   RIGHT OF REFUSAL ON EXPANSION SPACE.  So long as there is no event of
          -----------------------------------
default or event or condition which, with giving of notice, the passage of time, or both, could mature into an event of default on the part of Tenant under this Lease, Landlord agrees that Tenant shall have the first right to lease additional space to allow the Tenant to consolidate its operations on one contiguous floor on terms and conditions mutually acceptable to Tenant and Landlord. Landlord and Tenant will make its best efforts to satisfy all of the lease terms and conditions.

     3.   TENANT IMPROVEMENT ALLOWANCE.  Landlord and Tenant agree that
          ----------------------------
Landlord's architect shall complete the design of the proposed office floor plans. The cost of preparing the drawings, specifications, finish schedules and the like will be part of the Tenant Costs outlined below. Landlord agrees to deliver to Tenant, as soon as is reasonably possible, the proposed final working drawings, specifications, and finish schedules for the Tenant Improvements, and Tenant shall have the right to approve or disapprove such drawings and make changes as required by Tenant. Once Tenant notifies Landlord that the drawings and specifications are acceptable, then Landlord will proceed to obtain a price schedule for the completion of the Tenant Improvements.

     Landlord and Tenant agree that Landlord's contractor shall construct the Tenant Improvements. Upon Landlord's receipt of acceptance drawings and specifications, Landlord shall obtain from Landlord's contractor a detailed price schedule for the Tenant Improvements, and will submit the same to Tenant for its approval. If Tenant disapproves such price schedule, Tenant agrees to work promptly with Landlord's architect to alter the drawings and specifications as necessary to cause the price schedule to be acceptable to Tenant. The aggregate cost for the Tenant Improvements, once approved by Tenant, shall be referred to as the "Tenant Improvement Costs."

     Landlord shall pay the Tenant Improvements Costs equal to the amount of $100,000. Tenant Costs shall include the Tenant Improvement Cost; the cost of preparing and finalizing all drawings, specifications, finish schedules and the like; fees for architects, engineers and interior designers incurred by Landlord in connection with the Tenant Improvement; the cost of making any and all changes in and to the drawings and specifications and any increase or decrease cost in the Tenant Improvement Cost resulting therefrom through the term of this Lease. In the event that the Tenant Costs exceed $100,000, then such excess cost shall be the responsibility of Tenant. Tenant shall pay to Landlord's contractor any such amount in excess of $100,000 pursuant to the terms mutually agreed upon by Tenant and Landlord's contractor.

     4.   OCCUPANCY.  Provided the Lease space is suitable of occupancy, Tenant
          ---------
shall have the right to occupy the space on January 15, 1995.

     5.   ADDITIONAL RENT.  Commencing with the second year of the Lease, Tenant
          ---------------
will pay as additional rent to Landlord the lesser of (a) one-half ( 1/2) of the preceding calendar year's increase in Consumer Price Index (CPI); or (b) two and one-half percent (2.5%) of the net annual rent. For the purposes of this lease escalation, both Tenant and Landlord agree that the net annual rent is $6.00 per square foot.

     6.   EVIDENCE OF INSURANCE.  By the Beginning Date and upon each renewal of
          ---------------------
its insurance policies, Tenant shall give certificates of insurance to Landlord. If Tenant fails to give the required certificate within thirty (30) days after notice of demand for it, the Landlord may obtain and pay for that insurance and receive reimbursement from the Tenant.

     7.   (A) TERMINATION BY LANDLORD.  Landlord may terminate this Lease at any
              -----------------------
time without penalty by giving nine (9) months advance written notice to Tenant. This Lease shall end on the date specified in the termination notice, which date shall be at least nine (9) months after the date notice is given.

     In the event that the Premises is partially damaged, but not wholly destroyed, by any casualty and the Landlord determines, in its sole judgement, that restoration of the Premises is impractical, Landlord may terminate this Lease as of the date of the damage.

     (B)  RENT ADJUSTMENT.  If the Lease is canceled as provided above, then the
          ---------------
Rent, Additional Rent, and other charges shall be payable up to the cancellation date. Landlord shall promptly refund to Tenant any prepaid, unaccrued Rent, Additional Rent plus Security Deposit, if any, less any sum then owing by Tenant to Landlord.

     8.   CONDEMNATION AWARDS AND DAMAGES.  Landlord reserves all rights to
          -------------------------------
damages paid because of any partial or entire taking of the Premises. Tenant assigns to Landlord any right Tenant may have to the damages or award. Further, Tenant shall not make claims against Landlord or the condemning authority for damages. Broker shall have no rights under any condemnation proceeding. Notwithstanding anything else in Paragraph 8, Tenant may claim and recover from the condemning authority a separate award for Tenant's moving expenses, business dislocation damages, Tenant's personal property and fixtures, the unamortized costs of leasehold improvements paid for by Tenant, excluding the Landlord's Buildout described in this Lease, and any other award that would not substantially reduce the award payable to Landlord. Each party shall seek its own award, as limited by this Paragraph 8, at its own expense, and neither shall have the right to the award made to the other.

     9.   COMPLIANCE WITH LAWS.  Tenant shall comply with all Applicable Laws:
          --------------------
(i) regarding the physical condition of the Premises, but only to the extent the Applicable Laws pertain to the particular manner in which Tenant uses the Premises; or (ii) that do not relate to the physical condition of the Premises but relate to the lawful use of the Premises and with which only the occupant can comply, such as laws governing maximum occupancy, workplace smoking, and illegal business operations, such as gambling.

     10.  RIGHT TO ENTER.
          --------------

          PERMITTED ENTRIES.  Landlord and its agent, servants, and employees
          -----------------
may enter the Premises at reasonable times, and at any time if an emergency, without charge, liability, or abatement of Rent, to:

          (i)    examine the Premises;
          (ii) make repairs, alterations, improvements, and additions either required by the Lease or advisable to preserve the integrity, safety, and good order of part or all of the Premises or Building;
          (iii)  provide janitorial and other services required by the Lease;
          (iv)   comply with Applicable Laws under Paragraph 10;
          (v) show the Premises to prospective lenders or purchasers and during the ninety (90) days immediately before this Lease ends to prospective Tenants, accompanied, if requested by Tenant, by a Tenant representative;
          (vi)   post notices of nonresponsibility; and
          (vii) remove any Alterations made by Tenant in violation of Paragraph 14 of the Lease.

     11.  PARTIAL INVALIDITY.  If any Lease provision is invalid or
          ------------------
unenforceable to any extent, then that provision and the remainder of this Lease shall continue in effect and be enforceable to the fullest permitted by law.

     12.  GOVERNING LAW.  This Lease shall be governed by the laws of the state
          -------------
in which the Building is located.

     13.  LEASE NOT AN OFFER.  Landlord gave this Lease to Tenant for review. It
          ------------------
is not an offer to lease. This Lease shall not be binding unless signed by both parties and an originally signed counterpart is delivered to Tenant by December 31, 1994.

     14.  RECORDING.  Recording of this Lease is prohibited except as allowed in
          ---------
this paragraph. Landlord may execute and record, at the cost of the Landlord, a short form memorandum describing the Premises and stating this Lease's Term, its Beginning and Ending Dates, and other information the Landlord may include.

     15.  HOLDOVER.
          --------

          (A)  HOLDOVER STATUS.  If Tenant continues occupying the Premises
               ---------------
after the Term ends (Holdover) then:

               (i) If the Holdover is with Landlord's written consent, it shall be a month-to-month tenancy, terminable on thirty (30) days advance notice by either party. Tenant shall pay at the beginning of each month Rent and Additional Rent that is five (5) percent higher than the amount due in the last full month immediately preceding the Holdover period unless Landlord specifies a lower or higher Rent and Additional Rent in the written consent;

               (ii) If the Holdover is without Landlord's written consent, then Tenant shall be a tenant-at-sufferance. Tenant shall pay by the first day of each month twice the amount of Rent and Additional Rent due in the last full month immediately preceding the Holdover period and shall be liable for any damages suffered by Landlord because of Tenant's Holdover. Landlord shall retain its remedies against Tenant who holds over without written consent.

          (B)  HOLDOVER TERMS.  The Holdovers in Paragraph 10.4(a) shall be on
               --------------
the same terms and conditions of the Lease except:

               (i)    the Term;
               (ii)   Rent and Additional Rent;
               (iii)  the Quiet Possession provision is deleted;
               (iv)   Landlord's obligation for services and repairs is deleted;
               (v)    the Holdover provision is deleted; and
               (vi)   the Tenant Improvement provision is deleted.

     16.  ASSIGNMENT AND SUBLETTING.  Tenant shall not assign this Lease or any
          -------------------------
interest hereunder, or sublet the Premises or any part thereof, or permit the use of the Premises by any other party other than the Tenant.

     17.  MORTGAGES APPROVAL REQUIRED.  This Lease shall be subject to and
          ---------------------------
contingent upon Landlord's receiving the approval of all of the terms and conditions contained herein by NationsBank, N.A. Landlord agrees to use its reasonable efforts to secure such approval. If such approval cannot be obtained, Landlord shall notify Tenant, Landlord shall return to Tenant the first month's rent and security deposit delivered to Landlord pursuant to Paragraph 3 and 5 of the Lease, and this Lease shall terminate and all rights, obligations and liabilities of the parties hereunder shall be released and discharged.


                                      A-3